Exhibit 10.1

FIRST AMENDMENT TO FINANCING AGREEMENT

AND DEPOSITARY AND DISBURSEMENT AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT AND DEPOSITARY AND DISBURSEMENT AGREEMENT (this “Amendment”), dated June 15, 2007, is made by and among PANDA HEREFORD ETHANOL, L.P., as Borrower, SOCIÉTÉ GÉNÉRALE, as Administrative Agent, Disbursement Agent and a Lender, and the LENDERS (collectively, the “Parties”). Capitalized terms not defined in this Amendment shall have the meanings given in the Financing Agreement (the “Financing Agreement”), dated as of July 28, 2006, by and among Borrower, the Agents, the Lenders from time to time party thereto, the LC Fronting Bank and the Lead Arranger.

RECITALS

WHEREAS, Borrower, the Lenders, and Société Générale, as the Administrative Agent (in such capacity, the “Administrative Agent”) have previously entered into the Financing Agreement;

WHEREAS, Borrower, the Lenders, the Administrative Agent and Société Générale, as Disbursement Agent, have previously entered into the Depositary and Disbursement Agreement (the “Disbursement Agreement”), dated July 28, 2006;

WHEREAS, the Financing Agreement requires the Administrative Agent to obtain the approval of the Majority Lenders with respect to the amendment of any provision of any Financing Document;

WHEREAS, in light of unforeseen delays in the construction of the Project, the Project is not in compliance with the Construction and Draw Schedule and Construction Budget and is not expected to meet the Substantial Completion date;

WHEREAS, Borrower and the EPC Contractor have prepared a revised Construction and Draw Schedule acceptable to the Administrative Agent, in consultation with the Engineer, attached hereto as Exhibit A; and

WHEREAS, in connection with the delays in the construction of the Project, the Parties wish to set forth their agreement regarding a revised Substantial Completion date;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Amendment of Financing Agreement. Each reference to “January 16, 2008” as the date of Substantial Completion in the Financing Agreement, including the Exhibits attached thereto, is hereby replaced with “March 28, 2008.”

2. Amendment of Disbursement Agreement. The reference to “January 16, 2008” as the date of Substantial Completion in Exhibit 1.2(c) of the Disbursement Agreement is hereby replaced with “March 28, 2008.”

3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Financing Agreement, the Disbursement Agreement and the Financing Documents remain unmodified and in full force and effect.

4. Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent as follows:

(a) Borrower has all the requisite power and authority to execute this Amendment and to perform all of its respective obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms; and

(b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or the organizational documents of Borrower; or (iii) result in a breach or constitute a default under any loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which any of its respective properties may be bound or effected.

5. Miscellaneous.

(a) Each reference in the Financing Agreement to “this Agreement” and each reference in each of the Financing Documents to the “Financing Agreement” shall be deemed to refer to the Financing Agreement as amended by this Amendment.

(b) Each reference in the Disbursement Agreement to “this Agreement” and each reference in each of the Financing Documents to the “Disbursement Agreement” shall be deemed to refer to the Disbursement Agreement as amended by this Amendment.

(c) This Amendment will be a Financing Document for all purposes of the Financing Agreement.

(d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof (other than Section 5.1401 of the General Obligations Law and any successor statute thereto).

(e) Except as expressly modified or amended herein, the Financing Agreement and the Disbursement Agreement shall each continue in effect and shall continue to bind the parties thereto.

(f) This Amendment is limited to the terms and conditions hereof and shall not constitute a modification, acceptance, or waiver of any other provision of the Financing Agreement or the Disbursement Agreement.

(g) This Amendment may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed and delivered will be deemed an original and all of which counterparts, taken together, will constitute one and the same instrument.

[Signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

PANDA HEREFORD ETHANOL, L.P., as Borrower
By: PHE I, LLC, its sole general partner

By:	/s/ Darol Lindloff
Name:	Darol Lindloff
Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

SOCIÉTÉ GÉNÉRALE, as Administrative Agent

By:	/s/ Edward J. Grimm
Name:	Edward J. Grimm
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

SOCIÉTÉ GÉNÉRALE, as Disbursement Agent

By:	/s/ Edward J. Grimm
Name:	Edward J. Grimm
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Edward J. Grimm
Name:	Edward J. Grimm
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO III, LIMITED,

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO IV, LIMITED,

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO V, LIMITED,

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO VI, LIMITED,

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as Lender

By:	/s/ Jay Levit
Name:	Jay Levit
Title:	Vice President
Global Corporate Banking

By:	/s/ Emilio de las Heras
Name:	Mr. Emilio de las Heras
Title:	Head of New York

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN INSURANCE COMPANY,

By:	American Money Management Corp., as Portfolio Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN LIFE INSURANCE COMPANY,

By:	American Money Management Corp., as Portfolio Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREENSTONE FARM CREDIT SERVICES ACA/FCLA, as Lender

By:	/s/ Alfred S. Compton, Jr.
Name:	Alfred S. Compton, Jr.
Title:	Vice President/Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

KfW, as Lender

By:	/s/ Stefan Wolf	/s/ Jutta Roeller
Name:	Stefan Wolf	Jutta Roeller
Title:	First Vice President	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

NEDBANK LIMITED, as Lender

By:	/s/ Gerrit Krvyswijk
Name:	Gerrit Krvyswijk
Title:	Head: Energy Protect Finance

/s/ Paul Holmes
Paul Holmes
15 June 2007